Exhibit 10.31

EXECUTION VERSION

CREDIT AGREEMENT

This Credit Agreement ("Agreement") dated as of March 25, 2020 between ReShape Lifesciences Inc., a Delaware corporation ("Borrower"), and Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (“Lender”).

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1.Definitions; Interpretation.

1.1.Definitions.

When used herein the following terms shall have the following meanings:

Account has the meaning set forth in the Guarantee and Collateral Agreement.

Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

Affiliate of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person and (c) with respect to Lender, any entity administered or managed by Lender or an Affiliate or investment advisor thereof which is engaged in making, purchasing, holding or otherwise investing in commercial loans.  A Person shall be deemed to be "controlled by" any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.  Unless expressly stated otherwise herein, Lender shall not be deemed an Affiliate of Borrower or of any Subsidiary.

Agreement has the meaning set forth in the Preamble.

Authorized Officer means any of the (a) chief executive officer, (b) president, (c) chief financial officer or (d) senior financial officer.

Board means the Board of Directors of the Borrower.

Borrower has the meaning set forth in the Preamble.

Business Day means any day on which commercial banks are open for commercial banking business in New York, New York and, in the case of a Business Day which relates to the determination of the LIBOR Rate, on which dealings are carried on in the London interbank eurodollar market.

Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

Change in Control means, the consummation of any of the following:

(i)       any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) who did not own shares of the capital stock of the Borrower as of the Closing Date shall, together with his, her or its Affiliates and Associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), become the “Beneficial Owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Borrower representing 50% or more of the combined voting power of the Borrower’s then outstanding securities (any such person being hereinafter referred to as an “Acquiring Person”);

(ii)the Continuing Directors cease to constitute a majority of the Borrower’s Board;

(iii)      there should occur (A) any consolidation or merger involving the Borrower and the Borrower shall not be the continuing or surviving corporation or the shares of the Borrower’s capital stock shall be converted into cash, securities or other property; provided, however, that this subclause (A) shall not apply to a merger or consolidation in which (1) the Borrower is the surviving corporation and (2) the stockholders of the Borrower immediately prior to the transaction have the same proportionate ownership of the capital stock of the surviving corporation immediately after the transaction; (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower; or (C) any liquidation or dissolution of the Borrower; or

(iv)      the majority of the Continuing Directors determine, in their sole and absolute discretion, that there has been a Change in Control.

Closing Date means the date on which Lender makes the Closing Date Term Loan hereunder.

Closing Date Term Loan Commitment means $2,500,000.

Closing Date Term Loan has the meaning set forth in Section 2.1.1.

Collateral has the meaning set forth in the Guarantee and Collateral Agreement.

Collateral Access Agreement means an agreement in form and substance reasonably satisfactory to Lender pursuant to which a lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Loan Party, acknowledges the Liens of Lender and waives or subordinates any Liens held by such Person on such property, and, in the case of any such agreement with a lessor, permits Lender reasonable access to any Collateral stored or otherwise located thereon.

Collateral Documents means, collectively, the Guarantee and Collateral Agreement, any Collateral Access Agreement, each account control agreement and each other agreement or instrument pursuant to or in connection with which any Loan Party grants a security interest in any Collateral securing the Obligations to Lender, each as amended, restated or otherwise modified from time to time.

Commitment means the Closing Date Term Loan Commitment and the Delayed Draw Term Loan Commitment.

Common Stock means the common stock of Borrower, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

Common Stock Equivalents means any securities of Borrower which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right,

option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

Contingent Obligation means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any Debt, or guarantees the payment of dividends or other distributions upon the shares of any other Person.  The amount of any Person's obligation in respect of any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

Continuing Directors means (a) any member of the Board who was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the Board after the Closing Date if such individual was approved, appointed or nominated for election to the Board by a majority of the Continuing Directors.

Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments (including, without limitation, any notes issued to sellers in connection with an Acquisition), (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding accrued expenses, licenses and purchases of software to the extent that such Person may terminate the payment obligations thereunder at will, and trade accounts payable), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person, (f) all obligations, contingent or otherwise, with respect to letters of credit (whether or not drawn), banker's acceptances and surety bonds issued for the account of such Person, (g)  all Contingent Obligations of such Person with respect to indebtedness, (h) all indebtedness of any partnership of which such Person is a general partner and (i) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person.

Default means any event described in Section 8.1 that, if it continues uncured during an applicable grace period, will, with the lapse of such grace period or the giving of notice or both, constitute an Event of Default.

Delayed Draw Term Loan Commitment means $1,000,000.

Delayed Draw Term Loans has the meaning set forth in Section 2.1.2.

Dollar and $ mean lawful money of the United States of America.

Domestic Subsidiary means any Subsidiary that is incorporated or organized under the laws of a State within the United States of America or the District of Columbia.

Environmental Claim means all written claims by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or any Person or property.

Environmental Laws means all present or future federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all binding and enforceable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to any matter arising out of or relating to health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, release, control or cleanup of any Hazardous Substance.

Equity Interest means the interest of any (a) shareholder in a corporation; (b) partner in a partnership (whether general, limited, limited liability or joint venture); (c) member in a limited liability company; or (d) other Person having any other form of equity security or ownership interest.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Event of Default means any of the events described in Section 8.1.

Excluded Taxes means any of the following Taxes imposed on or with respect to a  Lender or required to be withheld or deducted from a payment to Lender:  (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of Lender being organized under the laws of, or having its principal office or, in the case of Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a  Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent, that pursuant to Section 3.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office and (c) any U.S. federal withholding Taxes imposed under FATCA.

Exempt Accounts means any deposit accounts, securities accounts or other similar accounts (i) into which there is deposited no funds other than those intended solely to cover wages for employees of the Loan Parties; (ii) constituting employee withholding accounts and contain only funds deducted from pay otherwise due to employees for services rendered to be applied toward the tax obligations of such employees; (iii) constituting Trust Accounts or other escrow accounts; (iv) in which there is not maintained at any point in time funds on deposit greater than $500,000 in the aggregate for all such accounts pursuant to this clause (iv); and (v) in which there is deposited cash collateral in respect of Debt permitted by Section 7.1(n).

FATCA means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the IRC.

Fiscal Quarter means a fiscal quarter of a Fiscal Year.

Fiscal Year means the fiscal year of Borrower which period shall be the 12‑month period ending on December 31 of each year.

Foreign Subsidiary means any Subsidiary (a) that is not incorporated or organized under the laws of a State within the United States of America or the District of Columbia, and that is a "controlled foreign corporation" within the meaning of Section 957 of the IRC with respect to which a Loan Party is a "US Shareholder" within the meaning of Section 951(b) of the IRC or (b) that has no material assets other than the capital stock of one or more Subsidiaries described in clause (a) and other assets relating to an ownership interest in any such capital stock or subsidiaries.

FRB means the Board of Governors of the Federal Reserve System or any successor thereto.

GAAP means generally accepted accounting principles in effect in the United States of America set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided, that Financial Accounting Standard No. 150 shall be disregarded of the purposes of this Agreement.

Governmental Authority means any nation or government, any state or other political subdivision thereof, and any agency, branch of government, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

Guarantee and Collateral Agreement means the Guarantee and Collateral Agreement dated as of the Closing Date by each Loan Party signatory thereto in favor of Lender.

Guarantor has the meaning set forth in the Guarantee and Collateral Agreement.

Hazardous Substances means hazardous waste, hazardous substance, pollutant, contaminant, toxic substance, oil, hazardous material or chemical or other hazardous of toxic substance regulated by any Environmental Law.

Indemnified Taxes means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

Infringement or Infringing when used with respect to Intellectual Property Rights, means any infringement, misappropriation, dilution or other violation of Intellectual Property Rights.

Intellectual Property has the meaning set forth in the Section 5.13.

Intellectual Property Rights means all actual or prospective rights in connection with any Intellectual Property or other proprietary rights, including all patents, patent applications, registrations and applications for registration, common law rights, trade secret rights and any other proprietary rights in connection with Intellectual Property anywhere in the world.

Inventory has the meaning set forth in the Guarantee and Collateral Agreement.

Investment means, with respect to any Person, (a) the purchase of any debt or equity security of any other Person, (b) the making of any loan or advance to any other Person, (c) becoming obligated with respect to a Contingent Obligation in respect of Debt of any other Person (other than travel and similar advances to employees in the ordinary course of business) or (d) the making of an Acquisition.

IRC means the U.S. Internal Revenue Code of 1986, as amended.

Legal Costs means (a) with respect to Lender pursuant to Section 9.4, (i) all reasonable and documented out-of-pocket fees and expenses of any one outside counsel to Lender, (ii) all reasonable and documented out-of-pocket fees and expenses of necessary outside local counsel to Lender, and (iii) all court costs and similar legal expenses, in each case, to the extent reimbursable by Borrower under this Agreement, and (b) with respect to all other Persons, (i) all reasonable fees and charges of any counsel, accountants auditors, appraisers, consultants and other professionals to such Persons and (ii) all court costs and similar legal costs.

Lender has the meaning set forth in the Preamble.

LIBOR Rate means, with respect to any Loan, the greater of (a) a rate per annum equal to the offered rate for deposits in Dollars for a one-month period and for the amount of the applicable Loan that appears on the Reuters Screen LIBOR01 Page at 11:00 a.m. London time (or, if not so appearing, as published in the "Money Rates" section of The Wall Street Journal) two Business Days prior to the date of determination;  provided that if neither of the foregoing is available, the rate shall be the arithmetic mean of the rates quoted by three major banks in New York City, selected by the Lender at approximately 11:00 a.m., New York time, two (2) Business Days prior to the date of determination for loans in U.S. Dollars to leading European banks for a one-month period and in a principal amount of not less than U.S. $1,000,000,  and (b) 1.50% per annum.

Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge in the nature of a security interest, whether arising by contract, as a matter of law, by judicial process or otherwise.

Loan Documents means this Agreement, the Notes, the Collateral Documents, and all documents, instruments and agreements delivered in connection with the foregoing.

Loan Party means Borrower and each Guarantor.

Loans means the Closing Date Term Loan and the Delayed Draw Term Loans, collectively.

Margin Stock means any "margin stock" as defined in Regulation T, U or X of the FRB.

Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business or properties of Loan Parties taken as a whole, (b) a material impairment of the ability of the Loan Parties taken as a whole to perform any of their Obligations under any Loan Document, (c) a material adverse effect on the rights and remedies of the Lender under any Loan Document or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

Maturity Date means (a) the later of (i) September 24, 2020 or (ii) if Borrower exercises the first or second extension option pursuant to Section 2.3, the date set forth in Section 2.3, or (b) such earlier date on which the Commitments terminate pursuant to Section 8.

Note means a promissory note executed by Borrower in favor of a Lender hereunder pursuant to this Agreement, substantially in the form of Exhibit A.

Obligations means all liabilities, indebtedness and obligations (monetary (including post-petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement, any other Loan Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

OFAC has the meaning set forth in Section 6.4(a).

Other Connection Taxes means, with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

Other Taxes means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

Paid in Full,  Pay in Full or Payment in Full means, with respect to any Obligations, the payment in full in cash of all such Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

Permitted Acquisition means any Acquisition by any Loan Party in each case to the extent that:

(a)each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to Lender in its sole discretion;

(i)Lender shall receive (A) not less than 30 days prior written notice before such Loan Party becomes bound under any agreement to complete such Acquisition, which notice shall include a reasonably detailed description of the proposed terms of such Acquisition and identify the anticipated closing date thereof and (B) not less than 15 days before such Loan Party becomes bound under any agreement to complete such Acquisition, substantially final drafts of all material definitive documents for such transaction;

(ii)such Acquisition shall be structured as (A) an asset acquisition by Borrower or a Guarantor, (B) a merger of the Target with and into Borrower or a Guarantor, with Borrower or such Guarantor as the surviving corporation in such merger, or (C) a purchase of no less than 100% of the equity interests of the Target by Borrower or a Guarantor;

(iii)Lender shall receive evidence that effective as of the closing date of such Acquisition the applicable Target has in place insurance satisfying the requirements of Section 6.3;

(iv)Lender (A) is granted a first priority perfected Lien (subject only to Permitted Liens) on all Collateral being acquired pursuant to such Acquisition (and, in the case of an Acquisition involving the purchase of any applicable Target's equity interests, all of such purchased equity interests to the extent constituting Collateral shall be pledged to Lender, and such Target shall guarantee the Obligations and grant to Lender, a first priority perfected Lien (subject only to Permitted Liens) on such Person's assets) and (B) will be provided such other documents, instruments and legal opinions as Lender shall reasonably request in connection therewith, all such documents, instruments and opinions to be delivered no later than ten (10) Business Days after the closing of such Acquisition (or such longer period as agreed by Lender in its sole discretion) and shall each be in form and substance reasonably satisfactory to Lender in its sole discretion;

(v)all material consents necessary for such Acquisition (including such consents as Lender deems reasonably necessary) have been acquired and such Acquisition is consummated in accordance with the applicable acquisition documents and applicable law; and

(b)such Acquisition shall not be hostile and shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equityholders of the Target; and

(c)no Event of Default is in existence or would occur immediately after giving effect to such Acquisition.

Permitted Debt has the meaning set forth in Section 7.1.

Permitted Investment has the meaning set forth in Section 7.6.

Permitted Liens means Liens permitted by Section 7.2.

Person means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

Subordinated Debt means any unsecured Debt of Borrower or a Subsidiary which has subordination terms which have been approved in writing by Lender in its sole discretion.

Subsidiary means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding Equity Interests as to have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity.  Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Borrower.

Target means the Person, or business or substantially all of the assets of a Person, acquired in an Acquisition.

Taxes means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

Termination Date means the earliest to occur of (a) the date on which Lender has funded Delayed Draw Term Loans in an aggregate principal amount equal to the Delayed Draw Term Loan Commitment, (b) September 24, 2020 and (c) the date on which the Delayed Draw Term Loan Commitment terminates pursuant to Section 8.

Trust Accounts means those trust accounts maintained by Borrower or its Subsidiaries to receive and hold in trust for payment to the federal government of the United States of America, payments on the account of holders of student loans.

Wholly-Owned Domestic Subsidiary means a Wholly-Owned Subsidiary that is a Domestic Subsidiary.

Wholly-Owned Subsidiary means, as to any Person, another Person all of the equity interests of which (except directors' or employees' qualifying shares or other minimal share allocations required by the law of the jurisdiction of organization or allocated for tax considerations) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

Withholding Agent means any Loan Party.

1.2.Interpretation.

In the case of this Agreement and each other Loan Document, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (b) Annex, Exhibit, Schedule and Section references are to such Loan Document unless otherwise specified; (c) the term "including" is not limiting and means "including but not limited to"; (d) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including"; (e) unless otherwise expressly provided in such Loan Document, (i) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, replacements, extensions, renewals,  and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; (f) this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms; and (g) all references to "knowledge", "aware" or "awareness" or other similar terms of any Loan Party means the actual knowledge of the chief executive officer or chief financial officer of Borrower, (i) the words "asset" and "property" shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights in this Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Borrower, Lender and the other parties hereto and thereto and are the products of all parties; accordingly, they shall not be construed against Borrower or Lender merely because of Borrower’s or Lender’s involvement in their preparation.

Section 2.Credit Facilities.

2.1.Commitments.

On and subject to the terms and conditions of this Agreement, Lender agrees as follows:

2.1.1.Closing Date Term Loan Commitments.

Lender agrees to make a loan to Borrower (each such loan, a "Closing Date Term Loan") on the Closing Date in an amount equal to the Closing Date Term Loan Commitment.  The Commitment of Lender to make Closing Date Term Loan shall terminate concurrently with the making of the Closing Date Term Loan on the Closing Date.

2.1.2.Delayed Draw Term Loan Commitments.

Lender agrees to make a loan to Borrower (each such loan, a "Delayed Draw Term Loan") from time to time after the Closing Date, in a principal amount not to exceed the Delayed Draw Term Loan Commitment;  provided, that the Lender will make the initial Delayed Draw Term Loan no sooner than 30 days after Closing Date and any subsequent Delayed Draw Term Loan no sooner than 30 days after the date of any previous Delayed Draw Term Loan.  The Commitment of Lender to make Delayed Draw Term Loans shall terminate on the Termination Date.

2.2.Warrants.

(a) On a date that is no sooner than April 1, 2020 and no later than April 15, 2020,  Lender will exercise its warrants to purchase an aggregate of 5,085,834 shares of Common Stock with a current exercise price of $0.12 per share.

(b)As inducement to Lender to make the Loan, Borrower will issue to Lender a warrant (the “Warrant”) to purchase an aggregate of 1,200,000 shares of Common Stock, substantially in the form attached hereto as Exhibit B.

2.3.Borrowing Procedures.

Borrower shall give written notice or telephonic notice (followed promptly by written confirmation thereof) to Lender of each proposed borrowing of a Delayed Draw Term Loan not later than 1:00 p.m. Eastern time at least three Business Days prior to the proposed date of such borrowing.  Each such notice shall be effective upon receipt by Lender, shall be irrevocable, and shall specify the date and amount of such borrowing.  Not later than 1:00 p.m. Eastern time on the date of a proposed Delayed Draw Term Loan borrowing, Lender, so long as the conditions precedent set forth in Section 4.2 with respect to such borrowing have been satisfied, shall pay over the requested Delayed Draw Term Loan to Borrower on the requested borrowing date.  Each borrowing shall be on a Business Day.  Each borrowing of Delayed Draw Term Loans shall be in an aggregate amount of at least $500,000 (or if less, the remaining undrawn amount of the Delayed Draw Term Loan Commitment).

2.4.Loan Accounting.

2.4.1.Recordkeeping.

Lender shall record in its records the date and amount of each Loan made by Lender, and each repayment thereof.  The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount of the Loans owing and unpaid.  The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of Borrower hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon.

2.4.2.Notes.

Promptly following the request of Lender, the Loans shall be evidenced by a Note, payable to Lender in a face principal amount equal to the outstanding principal balance of the Loans at such date and payable in such amounts and on such dates as are set forth herein.

2.5.Interest.

2.5.1.Interest Rates.

Borrower promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full at a rate per annum equal to the sum of the LIBOR Rate plus 2.5%;  provided, that at any time an Event of Default exists, if elected by Lender, the Applicable Margin corresponding to each Loan or Obligation shall be increased by two percentage points per annum effective as of the date upon which such Event of Default first occurred or such later date determined Lender in writing; provided, further that, (i) any such increase may thereafter be rescinded by Lender and (ii) upon the occurrence of an Event of Default under Section 8.1.1 or 8.1.3, any such increase described in the foregoing clause (i) shall occur automatically.  In no event shall interest payable by Borrower to Lender hereunder exceed the maximum rate permitted under applicable law, and if any such provision of this Agreement is in contravention of any such law, such provision shall be deemed modified to limit such interest to the maximum rate permitted under such law.

2.5.2.Interest Payment Dates.

Accrued interest on each Loan shall be payable in arrears on the last day of each Fiscal Quarter,  upon a prepayment of such Loan in accordance with Section 2.7 and at maturity in cash; provided that if the last day of a Fiscal Quarter would otherwise end on a day that is not a Business Day, interest shall be paid on the preceding Business Day.  After maturity and at the election of Lender at any time an Event of Default exists, all accrued interest on all Loans shall be payable in cash on written demand at the rates specified in Section 2.5.1.

2.5.3.Computation of Interest.

Interest shall be computed for the actual number of days elapsed on the basis of a year of 365/366 days.

2.6.Prepayment.

At any time after 30 days of the Closing Date, Borrower may from time to time, on at least one Business Day's written notice or telephonic notice (followed promptly by written confirmation thereof) to Lender not later than 2:00 p.m. Eastern time on such day, prepay the Loans in whole or in part (without premium or penalty), plus all accrued but unpaid interest thereon as of such payment date.  Such notice to Lender shall specify the date and amount of prepayment.  All prepayments of Loans pursuant to this Section 2.6 shall be applied to the Loans and then to the scheduled installments thereof in such order as directed by Borrower.

2.7.Repayment.

The Closing Date Term Loan and any Delayed Draw Term Loan shall be  due on the Maturity Date.

 Payment.

2.7.1.Making and Settlement of Payments.

All payments of principal of or interest on the Loans, and of all fees, shall be made by Borrower to Lender without setoff, recoupment or counterclaim and in immediately available funds at the office specified by Lender not later than 2:00 p.m. Eastern time on the date due, and funds received after that hour shall be deemed to have been received by Lender on the following Business Day.

2.7.2.Reserved.

2.7.3.Payment Dates.

If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless such immediately following Business Day is the first Business Day of a calendar month, in which case such due date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

2.7.4.Set-off.

Borrower agrees that Lender and its Affiliates have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, Borrower agrees that at any time an Event of Default has occurred and is continuing, Lender may apply to the payment of any Obligations of Borrower hereunder then due and owing, any and all balances, credits, deposits, accounts or moneys (other than money held in Exempt Accounts excluding Exempt Accounts described in clause (iv) of the definition of Exempt Accounts) Borrower then or thereafter with Lender.

Section 3.Taxes; Yield Protection.

3.1.Taxes.

(a)  For purposes of this Section 3.1, the term “applicable law” includes FATCA.

(b)  All payments of principal and interest on the Loans and all other amounts payable hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)  The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the relevant Lender timely reimburse it for the payment of, any Other Taxes.

(d)  The Loan Parties shall jointly and severally indemnify each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Lender or required to be withheld or deducted from a payment to such Lender and any reasonable expenses arising therefrom or with respect thereto whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be conclusive absent manifest error.  If Borrower reasonably believes that such Taxes were not correctly or legally asserted, such Lender will use reasonable efforts to cooperate with Borrower to obtain a refund of such Taxes as long as such efforts would not result in any unreimbursed costs or expenses,  provided, such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor; provided, that if the event giving rise to such costs or reductions has retroactive effect, such 180 day period shall be extended to include the period of retroactive effect; and, provided further that if Borrower reasonably believes that such Taxes were not correctly or legally asserted, such Lender will use reasonable efforts to cooperate with Borrower to obtain a refund of such Taxes as long as such efforts would not result in any unreimbursed costs or expenses shall equal the amount such Person would have received had such Taxes not been asserted.

(e)  As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.1, such Loan Party shall deliver to the relevant Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Lender.

Section 4.Conditions Precedent.

The obligation of Lender to make the Loans is subject to the satisfaction or waiver of the following conditions precedent:

4.1.Initial Credit Extension.

The obligation of Lender to make the Closing Date Loans is subject to the satisfaction or waiver of following conditions precedent, each of which shall be reasonably satisfactory in all respects to Lender:

4.1.1.Fees.

Borrower shall have paid all fees, reasonable costs and reasonable out-of-pocket expenses,  due and payable under this Agreement and the other Loan Documents on the Closing Date, it being agreed and understood that fees due to Lender’s counsel are capped at $30,000.

4.1.2.Delivery of Loan Documents.

Borrower shall have delivered the following documents in form and substance reasonably satisfactory to Lender (and, as applicable, duly executed and dated the Closing Date or an earlier date reasonably satisfactory to Lender):

(a)Agreement and Note.  This Agreement and the Note.

(b)Collateral Documents.  The Guarantee and Collateral Agreement, all other Collateral Documents, and all instruments, documents, certificates and agreements executed or delivered pursuant thereto (including, if applicable, Intellectual Property security agreements and pledged Collateral, with undated irrevocable transfer powers executed in blank).

(c)Financing Statements.  Properly completed Uniform Commercial Code financing statements and other filings and documents required by law or the Loan Documents to provide Lender perfected Liens (subject only to Permitted Liens) in the Collateral.

(d)Lien Searches.  Copies of Uniform Commercial Code search reports listing all effective financing statements (other than with respect to this Agreement) filed against any Loan Party, with copies of such financing statements.

(e)Authorization Documents.  For each Loan Party, such Person's (i) articles of incorporation, certificate of incorporation or certificate of formation (or similar formation document), certified by the appropriate governmental authority, (ii) good standing certificates in its state of incorporation (or formation) and in each other state in which it is required to be qualified to do business pursuant to its representation in Section 5.1, (iii) bylaws, operating agreement or partnership agreement (or similar governing document), (iv) resolutions of its board of directors (or similar governing body) approving and authorizing such Person's execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby, and (v) signature and incumbency certificates of its officers executing any of the Loan Documents, all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.

(f)Insurance.    Certificates of insurance, together with endorsements containing a lender’s loss payable endorsement in the Lender’s favor with respect to property insurance and, with all liability insurance, naming the Lender as an additional insured.

4.1.3.Representations and Warranties.

The representations and warranties of Borrower or any other Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.1.4.Absence of Event of Default.

No Event of Default or Default shall have then occurred and be continuing.

4.1.5.Material Adverse Effect.

No litigation, proceeding, injunction, writ, restraining order or other order that has or would reasonably be expected to have a Material Adverse Effect shall be pending before or have been issued and remain outstanding by any Governmental Authority.

4.1.6.Warrant.

Borrower shall deliver a fully executed Warrant.

4.1.7.Registration Rights Agreement.

Borrower shall deliver a fully executed registration rights agreement, substantially in the form attached hereto as Exhibit C.

4.1.8.Other Documents.

Borrower shall deliver such other documents as Lender may reasonably require in connection with this Agreement.

4.2.Delayed Draw Term Loans.

The obligation of Lender to make Delayed Draw Term Loans is subject to the satisfaction or waiver of the following conditions precedent: (a) the representations and warranties of Borrower or any other Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (b) no Event of Default or Default shall have then occurred and be continuing.  Each request by Borrower for the making of a Delayed Draw Term Loan shall be deemed to constitute a representation and warranty by Borrower that the conditions precedent set forth in Section 4.2 will be satisfied or waived at the time of the making of such Loan and giving effect thereto.

Section 5.Representations and Warranties.

To induce Lender to enter into this Agreement and make Loans hereunder, Borrower represents and warrants to Lender that, after giving effect to the transactions contemplated by the Loan Documents, on the Closing Date:

5.1.Organization.

Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware; each other Loan Party is validly existing and in good standing under the laws of the jurisdiction of its organization; and each Loan Party is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

5.2.Authorization; No Conflict.

Each of Borrower and each other Loan Party is duly authorized to execute and deliver each Loan Document to which it is a party, Borrower is duly authorized to borrow monies hereunder, and each of Borrower and each other Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party.  The execution, delivery and performance by Borrower of this Agreement and by each of Borrower and each other Loan Party of each Loan Document to which it is a party, and the borrowings by Borrower hereunder, do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect and the filing of applicable Uniform Commercial Code financing statements and other filings), (b) conflict with (i) any provision of applicable law, (ii) the charter, by-laws or other organizational documents of Borrower or any other Loan Party or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Borrower or any other Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of Borrower, any Subsidiary or any other Loan Party (other than Liens in favor of Lender created pursuant to the Collateral Documents) in each case of the foregoing clauses (a), (b) and (c), except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

5.3.Validity; Binding Nature.

Each of this Agreement and each other Loan Document to which Borrower or any other Loan Party is a party is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

5.4.Litigation.

No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to Borrower's knowledge, threatened in writing against any Loan Party which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

5.5.Ownership of Properties; Liens.

Each of Borrower and each other Loan Party owns good and, in the case of real property, marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever other than Intellectual Property free and clear of all Liens, charges and claims, except Permitted Liens.

5.6.Investment Company Act.

Neither Borrower nor any other Loan Party is an "investment company" or a company "controlled" by an "investment company" or a "subsidiary" of an "investment company", within the meaning of the Investment Company Act of 1940.

5.7.No Default.

No Event of Default or Default exists or would result from the incurrence by any Loan Party of any Debt hereunder or under any other Loan Document.

5.8.Margin Stock.

Neither Borrower nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.  No portion of the Obligations is secured directly or indirectly by Margin Stock.

5.9.Taxes.

Each of Borrower and each other Loan Party has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be or otherwise owing, except (i) for taxes and other governmental charges which in the aggregate (x) would not reasonably be expected to result in a Material Adverse Effect and (y) would not result in the creation of a Lien other than a Permitted Lien, and (ii) any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

5.10.Solvency.

On the Closing Date, and immediately prior to and after giving effect to each borrowing of Loans hereunder and the use of the proceeds thereof, the fair salable value of Borrower’s and its Subsidiaries’ consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s and its Subsidiaries liabilities; Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature and has not stopped paying its debts as they fall due and the value of its assets is not less than the value of its liabilities (taking into account Contingent Obligations).

5.11.Environmental Matters.

The on-going operations of Borrower and each other Loan Party comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result in a Material Adverse Effect.  Borrower and each other Loan Party have obtained, and maintained in good standing, all licenses, permits, authorizations and registrations required under any Environmental Law and necessary for their respective ordinary course operations, and Borrower and each other Loan Party are in compliance with all material terms and conditions thereof, except in each case where the failure to do so could not reasonably be expected to result in material liability to Borrower or any other Loan Party and could not reasonably be expected to result in a Material Adverse Effect.  None of Borrower, any other Loan Party or any of their respective properties or operations is subject to any outstanding written order from or agreement with any Federal, state or local governmental authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance that would reasonably be expected to result in a Material Adverse Effect.  There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, or arising from operations prior to the Closing Date, of Borrower or any other Loan Party that could reasonably be expected to result in a Material Adverse Effect.  Neither Borrower nor any other Loan Party has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that are leaking or disposing of Hazardous Substances, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

5.12.Insurance.

Borrower and each other Loan Party and their respective properties are insured with financially sound and reputable insurance companies which are not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by similarly situated companies engaged in similar businesses and owning similar properties in localities where Borrower or such other Loan Party operates.

5.13.Intellectual Property.

Borrower and each other Loan Party owns and possesses or has a license or other right to use all patents, patent rights, know how, propriety processes, inventions, trademarks, trademark rights, trade names, trade name rights, trade secrets, trade dress, mask works, service marks, service mark rights, copyrights, works of authorship, compilations of information, know-how, confidential information, designs, developments, software, databases and methods anywhere in the world, including, but not limited to, technology related to lap band and vest technology (collectively, "Intellectual Property"), free and clear of all Liens except Permitted Liens, as are necessary for the conduct of the business of Borrower and the other Loan Parties, without any Infringement to Borrower's knowledge, upon rights of others, other than, in each case, as could not reasonably be expected to have a Material Adverse Effect.

5.14.Labor Matters.

Neither Borrower nor any other Loan Party is subject to any labor or collective bargaining agreement as of the Closing Date.  There are no existing, and no Loan Party has received notice of any threatened, strikes, lockouts or other labor disputes involving Borrower or any other Loan Party that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.  Hours worked by and payment made to employees of Borrower and the other Loan Parties are not in violation of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters, except where such violations would not be reasonably expected to have a Material Adverse Effect.

Section 6.Affirmative Covenants.

From and after the Closing Date and until the date on which all Obligations have been Paid in Full and the Commitments have been terminated, Borrower agrees that, unless at any time Lender shall otherwise expressly consent in writing, it will:

6.1.Information.

Furnish to Lender, in each case in form and detail reasonably acceptable to Lender:

6.1.1.Reports to SEC and Shareholders.

Promptly upon the filing or sending thereof, copies of (a) all regular, periodic or special reports of each Loan Party filed with the Securities Exchange Commission, (b) all registration statements of each Loan Party filed with the Securities Exchange Commission (other than on Form S-8) and (c) all proxy statements or other material communications made to security holders generally.  Documents required to be delivered hereunder (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto or other direction as to where such information is posted; or (ii) on which such documents are posted Borrower’s behalf on an Internet or intranet website, if any, to which Lender has access; provided that Borrower shall deliver paper copies of such documents to Lender upon request.

6.1.2.Notice of Default; Litigation; Intellectual Property; Other Matters.

Promptly, and in any even within five (5) Business Days, upon any Authorized Officer obtaining knowledge of any of the following, written notice describing the same and the steps being taken by Borrower or the applicable Loan Party affected thereby with respect thereto:

(a)  the occurrence of an Event of Default or a Default;

(b)  any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Borrower to Lender which has been instituted or, to the knowledge of Borrower, is threatened against Borrower or any other Loan Party or to which any of the properties of any thereof is subject which could reasonably be expected to have a Material Adverse Effect;

(c)  any cancellation or material change in any insurance maintained by Borrower or any other Loan Party that could reasonably be expected to result in a Material Adverse Effect;

(d)  notice of (i) any Infringement on its material Intellectual Property Rights by others, (ii) written claims that a Loan Party is Infringing on another Person’s Intellectual Property Rights and (iii) any threatened (in writing) cancellation, termination or material limitation of its material Intellectual Property Rights;

(e)  copies of all copyright and trademark registrations, copyright and trademark applications, patents issued and patent applications filed after the date hereof anywhere in the world with respect to its material Intellectual Property Rights, or any abandonment, expiration of lapsing thereof; and

(f)  any other event (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which could reasonably be expected to have a Material Adverse Effect.

6.1.3.Other Information.

Promptly from time to time, such other information concerning Borrower and any other Loan Party as Lender may reasonably request.  In no event shall the requirements set forth in this Section 6.1.3 require any Loan Party to provide (a) information restricted by a third party confidentiality agreement in the ordinary course of business to the extent such disclosure to Lender is prohibited thereby and (b) other information (i) in respect of which disclosure to Lender (or its representatives or contractors) is prohibited by Law or (ii) that is subject to attorney client or similar privilege or constitutes attorney work-product.

6.2.Books; Records; Inspections.

Keep, and cause each other Loan Party to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP in all material respects; and permit, and cause each other Loan Party to permit, at any reasonable time during normal business hours and with reasonable prior notice not more than once per year (or at any time without notice if an Event of Default exists), Lender or any representative thereof to (i) visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and Borrower hereby authorizes such independent auditors to discuss such financial matters with Lender or any representative thereof, so long as Borrower or its representative is given the opportunity to be present) (ii) inspect the properties and operations of Loan Parties, and (iii) inspect, examine, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to any Collateral.  All such visits, inspections, examinations or audits by Lender shall be at Borrower's expense, provided that so long as no Event of Default or Default exists, Borrower shall not be required to reimburse Lender for visits more frequently than once each Fiscal Year or in an amount in excess of $10,000 in the aggregate in any Fiscal Year and Borrower shall not be required to reimburse Lender for any inspections, examinations, appraisals and audits.

6.3.Maintenance of Property; Insurance.

(a)  Keep, and cause each other Loan Party to keep, all property useful and necessary in the business of Borrower or such other Loan Party in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, except to the extent the failure to do so would reasonably be expected to result in a Material Adverse Effect.

(b)  Maintain, and cause each other Loan Party to maintain, with responsible insurance companies, such insurance coverage as shall be required by all laws, governmental regulations and court decrees and orders applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.  Upon request of Lender, Borrower shall furnish to Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by Borrower and each other Loan Party.

(c)  Unless Borrower provides Lender with evidence of the continuing insurance coverage required by this Agreement, Lender may purchase insurance at Borrower's expense to protect Lender’s interests in the Collateral.  This insurance may, but need not, protect Borrower's and each other Loan Party's interests.  The coverage that Lender purchases may, but need not, pay any claim that is made against Borrower or any other Loan Party in connection with the Collateral.  Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained the insurance coverage required by this Agreement.  If Lender purchases insurance for the Collateral, as set forth above, Borrower will be responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance and the costs of the insurance may be added to the principal amount of the Loans owing hereunder.

6.4.Compliance with Laws; Payment of Taxes and Liabilities.

(a) Comply, and cause each other Loan Party to comply with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure, and cause each other Loan Party to ensure, that no person who owns a controlling interest in or otherwise controls a Loan Party is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) or Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders; (c) without limiting clause (a) above, comply and cause each other Loan Party to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations and (d) pay, and cause each other Loan Party to pay, prior to delinquency, all Taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, could become a Lien on any of its property; provided that the foregoing shall not require Borrower or any other Loan Party to pay any such Tax, charge or claim so long as (i) it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP or (ii) the nonpayment of such tax or charge would not (x) reasonably be expected to result in a Material Adverse Effect, and (y) would not result in the creation of a Lien other than a Permitted Lien.

6.5.Maintenance of Existence.

Maintain and preserve, and  cause each other Loan Party to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary, other than any such jurisdiction where the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect.

6.6.Environmental Matters.

If any release or disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of Borrower or any other Loan Party, cause, or direct the applicable Loan Party to cause, the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as is necessary to comply with all Environmental Laws, except where the failure to comply (x) would not reasonably be expected to result in a Material Adverse Effect and (y) would not result in the creation of a Lien other than a Permitted Lien.  Without limiting the generality of the foregoing, Borrower shall, and shall cause each other Loan Party to, comply with each valid Federal or state judicial or administrative order requiring the performance at any real property by Borrower or any other Loan Party of activities in response to the release or threatened release of a Hazardous Substance, except where the failure to comply (x) would not reasonably be expected to result in a Material Adverse Effect and (y) would not result in the creation of a Lien other than a Permitted Lien.

6.7.Further Assurances.

(a)Take, and cause each other Loan Party to take, such actions as are necessary and as Lender may reasonably request from time to time to ensure that the Obligations of Borrower and each other Loan Party under the Loan Documents are secured by a first priority perfected Lien in favor of Lender (subject only to the Permitted Liens) on substantially all of the Collateral (other than Excluded Property (as defined in the Guarantee and Collateral Agreement)) of Borrower and each other Loan Party (other than Foreign Subsidiaries), in each case including (a) the execution and delivery, if applicable, of guaranties, security agreements, pledge agreements, financing statements and other documents, and the filing or recording of any of the foregoing and (b) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession; provided that in no event shall (x) a Foreign Subsidiary guarantee the Obligations or any Loan Party or (y) a Loan Party be required to obtain any leasehold mortgage.

(b)Following the Closing Date, upon the reasonable request of the Lender, the Loan Parties shall use commercially reasonable efforts to cause each landlord with respect to any leased location specified by the Lender to deliver a Collateral Access Agreement.

(c)Within ten (10) days after the Closing Date, Borrower shall deliver to Lender such documents as Lender shall reasonably request to evidence the termination of any security interest filed or recorded in the Intellectual Property (other than such security interests in favor of Lender) as in existence on the Closing Date.

Section 7.Negative Covenants.

From and after the Closing Date and until the date on which all Obligations have been Paid in Full and the Commitments have been terminated, Borrower agrees that, unless at any time Lender shall otherwise expressly consent in writing, it will:

7.1.Debt.

Not, and not permit any other Loan Party to, create, incur, assume or suffer to exist any Debt, except the following ("Permitted Debt"):

(a)Obligations under this Agreement and the other Loan Documents;

(b)Debt incurred in connection with Liens permitted under Section 7.2(b);

(c)Debt secured by Liens permitted by Section 7.2(c), and extensions, renewals and refinancings thereof;

(d)Reserved;

(e)Contingent Obligations arising with respect to customary indemnification obligations or purchase price adjustments or similar obligations in connection with asset dispositions, Permitted Acquisitions or Permitted Investments;

(f)Reserved;

(g)Contingent Obligations (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) consisting of guarantees of Debt incurred for the benefit of any other Loan Party if the primary obligation is permitted elsewhere in this Section 7.1 or (iii) with respect to statutory, surety and appeal bonds, performance bonds and other similar obligations (including with respect to workers' compensation claims);

(h)accrual and capitalization of interest on any Permitted Debt;

(i)Debt incurred in connection with the financing of insurance premiums;

(j)Debt in respect of netting services, cash management services, overdraft protections and otherwise in connection with deposit accounts, so long as such Debt is incurred in the ordinary course of business;

(k)Debt and Contingent Obligations arising in connection with the Existing Letters of Credit and any other letters of credit issued at the request of any Loan Party in the ordinary course of such Loan Party’s business;

(l)Subordinated Debt;

(m) Reserved;

(n)Debt incurred by Borrower under customary agreements consisting of indemnification, adjustment of purchase price or similar obligations entered into in connection with asset dispositions, Permitted Acquisitions and Permitted Investments, or from guarantees or letters of credit, securing the performance of any Obligor pursuant to such agreements, incurred or contracted for in connection with asset dispositions, Permitted Acquisitions and such Permitted Investments;

(o)Debt representing deferred compensation, severance, pension and health and welfare retirement benefits or the equivalent thereof to current and former employees of Borrower incurred in the ordinary course of business or existing on the Closing Date;

(p)Debt owed to Apollo Endosurgery, Inc. outstanding on the date hereof; and

(q)Debt assumed or acquired by Borrower or any Subsidiary in connection with a Permitted Acquisition; provided that such Debt exists at the time that such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement, other than with respect to the accrual of interest, fees or other similar costs imposed as a result of the refinancing) or shorten the maturity or the weighted average life thereof.

7.2.Liens.

Not, and not permit any other Loan Party to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except any of the following ("Permitted Liens"):

(a)Liens for Taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or that are being diligently contested in good faith by appropriate proceedings and for which it maintains adequate reserves in accordance with GAAP;

(b)Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics, landlords, repairmen and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation, deferred compensation, supplemental retirement plans and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations or pledges or deposits in connection with insurance, leases, or other contracts or bids) for sums not overdue or being diligently contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;

(c)subject to the limitation set forth in Section 7.1(c), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased, proceeds, accessions and substitutions thereof), (ii) Liens existing on fixed assets at the time of the acquisition thereof by Borrower or any Subsidiary (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any fixed assets securing Debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such fixed assets within 90 days of the acquisition thereof and attaches solely to the fixed assets so acquired;

(d)attachments, appeal bonds, judgments and other similar Liens, for sums not constituting an Event of Default arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

(e)zoning restrictions, easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Borrower or any Subsidiary;

(f)Liens arising under the Loan Documents;

(g)the replacement, refinancing, restructuring, extension or renewal of any Lien permitted by clause (c) above upon or in the same property subject thereto (and proceeds thereof) arising out of the extension, renewal, refinancing, restructuring, or replacement of the Debt secured thereby (without increase in the amount thereof except accrued interest, fees and expenses, and premium paid in connection with such extension, renewal, replacement, restructuring and refinancing thereof);

(h)Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(i)Any interest or title of a licensor, sublicensor, lessor or sublessor under any license or lease agreement (including licenses and leases pertaining to intellectual property) and any precautionary uniform commercial code financing statements filed in connection therewith granted to any Loan Party in the ordinary course of business to the extent limited to the item licensed, leased, sublicensed or subleased;

(j)Licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business;

(k)Liens which arise under Article 4 of the UCC on items in collection and documents and proceeds related thereto;

(l)Liens deemed to exist in connection with Permitted Investments that constitute repurchase obligations;

(m)Liens in favor of customs and revenue authorities arising in the ordinary course of business and as a matter of law to secure the payment of customs duties in connection with importation of goods; and

(n)earnest money deposits of cash or Cash Equivalent Investments made in good faith in connection with any letter of intent or purchase agreement with respect to a transaction expressly permitted hereunder.

7.3.Restricted Payments.

Not, and not permit any other Loan Party to, (a) make any dividend or other distribution to any of its equity holders, in their capacity as equity holders, (b) purchase or redeem any of its equity interests or any warrants, options or other rights in respect thereof, (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt or (e) set aside funds for any of the foregoing.  Notwithstanding the foregoing,

(i)so long as no Default has occurred and is then continuing or would result from such payment, Borrower may reimburse expenses and pay fees and indemnifications in respect of the services provided by directors in the ordinary course of business and consistent with Borrower’s recent public disclosures; and

(ii)Borrower may make payments to employees that are stockholders pursuant to the termination provisions of employment agreements.

7.4.Modification of Organizational Documents.

Not permit the charter, by-laws or other organizational documents of Borrower or any other Loan Party to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of Lender.

7.5.Use of Proceeds.

Use the proceeds of the Loans, solely (a)  to pay fees and expenses in connection with the closing of this Agreement and (b) for working capital and other general business purposes of Borrower and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

7.6.Subsequent Financings.

Until December 31, 2021, if Borrower intends to enter into any agreement to issue any shares of Common Stock or Common Stock Equivalents or to incur any Debt (a “Financing Transaction”), Borrower shall deliver to Lender a notice setting forth in reasonable detail the proposed structure of the Financing Transaction.  Upon receipt of such notice, Lender shall have ten (10) days to provide Borrower with a preliminary indication of whether or not Lender is interested in entering into an agreement regarding the Financing Transaction and 30 days to submit an offer to Borrower regarding such Financing Transaction (such 30 day period, the “Review Period”).  During the Review Period, Borrower shall not enter into any agreement regarding the Financing Transaction or enter into any arrangement that limits Borrower’s ability to negotiate with Lender or discuss the Financing Transaction with Lender.

7.7.Intellectual Property.

Enter into any material agreement that would reasonably be expected to affect Lender’s security interest in the Intellectual Property or Intellectual Property Rights.

7.8.Investments.

Not, and not permit any other Loan Party to make any Investment, except the following, (“Permitted Investments”):

(a) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated “A-1” or “A-2” by Standard & Poor’s Ratings Services or “P-1” or “P-2” by Moody’s Investors Service or certificates of deposit or bankers’ acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers’ acceptances are fully insured by the Federal Deposit Insurance Corporation);

(b) prepaid rent not exceeding one month or security deposits;

(c) investments in cash and cash equivalents;

(d) reserved;

(e) investments acquired in connection with the settlement of delinquent Accounts in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;

(f) extensions of trade credit in the ordinary course of business;

(g) reserved;

(h) deposits made in the ordinary course of business to secure the performance of leases or other contractual arrangement;

(i) to the extent constituting an investment, any capital expenditures and any other expenditures permitted under this Agreement;

(j) advances in the form of prepayments of expenses to a vendor, supplier or trade creditor in the ordinary course of business;

(k) investments in deposit accounts and securities accounts opened in the ordinary course of business and in compliance with the terms of the Loan Documents;

(l) travel advances or loans to any employees and officers of any Loan Party not exceeding at any one time an aggregate of $10,000;

(m) investments constituting Permitted Debt;

(n) investments constituting Permitted Acquisitions;

(o) non-cash consideration received pursuant to the consummation of asset dispositions and Permitted Acquisitions, in each case as permitted under this Agreement; and

(p) investments existing on the date of this Agreement and disclosed in writing to Lender.

7.9.Transactions With Affiliates.

Not enter into any transaction with any Affiliates after the Closing Date.

Section 8.Events of Default; Remedies.

8.1.Events of Default.

Following the Closing Date, each of the following shall constitute an Event of Default under this Agreement:

8.1.1.Non-Payment of Credit.

Default in the payment when due of the principal of any Loan; or default, and continuance thereof for three (3) days, in the payment when due of any other Obligations, including any interest, fee, or other amount payable by any Loan Party hereunder or under any other Loan Document.

8.1.2.Bankruptcy; Insolvency.

(a)Any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or

(b)Any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Loan Party or any property thereof, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party, and if such case or proceeding is not commenced by such Loan Party, it is consented to or acquiesced in by such Loan Party, or remains for 60 days undismissed; or any Loan Party takes any action to authorize, or in furtherance of, any of the foregoing.

8.1.3.Non-Compliance with Loan Documents.

(a) Failure by Borrower to comply with or to perform any covenant set forth in Section  6 and Section 7, or (b) the failure of any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document applicable to it (and not constituting an Event of Default under any other provision of this Section 8 and continuance of such failure described in this clause (b) for five (5) Business Days after the earlier to occur of (i) any Authorized Officer of any Loan Party knows or in the exercise of reasonable due diligence should have known of any such failure, or (ii) the delivery of notice thereof to Borrower by Lender.

8.1.4.Representations; Warranties.

Any representation or warranty made by any Loan Party herein or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; provided that it is acknowledged and agreed that projections as to future events provided by the Loan Parties are not to be viewed as facts or as a guarantee of performance or achievement of a particular result, are subject to significant uncertainties and contingencies many of which are beyond the control of the Loan Parties, no assurances can be given that such projections will be realized and actual results during the periods covered by any such projections and forecasts may differ significantly from projected or forecasted results and such differences may be material).

8.1.5.Invalidity of Collateral Documents.

Any Collateral Document shall cease to be in full force and effect (other than in accordance with its terms); or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

8.1.6.Change in Control.

A Change in Control shall occur.

8.2.Remedies.

In addition to all other rights and remedies provided by applicable laws and terms of the Loan Documents, if any Event of Default described in Section 8.1.2 shall occur, the Commitments shall immediately terminate and the Loans and all other Obligations shall become immediately due and payable,  without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, Lender may declare the Commitments to be terminated in whole or in part and/or declare all or any part of the Loans and other Obligations to be due and payable, whereupon the Commitments shall immediately terminate (or be reduced, as applicable) and/or the Loans and other Obligations shall become immediately due and payable (in whole or in part, as applicable), all without presentment, demand, protest or notice of any kind.  Lender shall promptly advise Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration.

Section 9.Miscellaneous.

9.1.Waiver; Amendments.

(a)No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any of the other Loan Documents (or any subordination and intercreditor agreement or other subordination provisions relating to any Subordinated Debt) shall in any event be effective unless the same shall be in writing and signed by Borrower (with respect to Loan Documents to which Borrower is a party) and by Lender and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)No delay on the part of Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

9.2.Notices.

All notices hereunder shall be in writing (including facsimile or other electronic (including .pdf) transmission) and shall be sent to the applicable party at its address shown on Annex I or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose.  Notices sent by facsimile or other electronic transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

9.3.Computations.

Unless otherwise specifically provided herein, any accounting term used in this Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations (including with respect to the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation) hereunder shall be computed in accordance with GAAP consistently applied.

9.4.Costs; Expenses.

Borrower agrees to pay promptly following written demand all reasonable and documented out-of-pocket costs and expenses of Lender (including Legal Costs, and for the avoidance of doubt, such costs and expenses for accountants, auditors, appraisers, consultants and other professionals) in connection with the preparation, delivery and administration (including perfection and protection of Collateral) of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any proposed or actual amendment, supplement or waiver to any Loan Document), and all reasonable and documented out-of-pocket costs and expenses (including Legal Costs and the other costs and expenses described above) incurred by Lender after an Event of Default in connection with the collection of the Obligations and enforcement of this Agreement, the other Loan Documents or any such other documents.  In addition, Borrower agrees to pay (promptly following written demand), and to save Lender harmless from all liability for, any fees of Borrower's auditors in connection with any reasonable exercise by Lender of its rights pursuant to Section 6.2 (subject to the limitations set forth therein).  All Obligations provided for in this Section 9.4 shall survive repayment of the Loans, cancellation of the Notes, and termination of this Agreement).

9.5.Assignments.

Lender may assign all or any portion of Lender's Loans and Commitments without the prior consent of Borrower;  provided, however, that Borrower will be notified of the assignment.

9.6.Confidentiality; Competitor Matters.

(a)Lender agrees to maintain as confidential all information provided to them by any Loan Party, except that Lender may disclose such information (a) to Persons employed or engaged by Lender or any of their Affiliates in evaluating, approving, structuring or administering the Loans and the Commitments; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 9.6 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Lender to be compelled by any court decree, subpoena or legal or administrative order or process as long as Borrower has received prior notice and the opportunity to seek a protective order; (d) as, on the advice of Lender’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Lender is a party; (f) to any nationally recognized rating agency or investor of a Lender that requires access to information about a Lender’s investment portfolio in connection with ratings issued or investment decisions with respect to Lender; and (g) that ceases to be confidential through no fault of Lender.

 (b)   Captions.

Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

9.7.Nature of Remedies.

All Obligations of Borrower and rights of Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.  No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

9.8.Counterparts.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Receipt by facsimile or other electronic method of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.  This Agreement and the other Loan Documents to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

9.9.Severability.

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

9.10.Entire Agreement.

This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by (or any indemnification for) Borrower of any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Lender.

9.11.Indemnification.

(a)                Except for losses, claims, damages or liability arising out of the gross negligence or willful misconduct of Lender, Borrower hereby agrees (i) to indemnify and hold harmless Lender, its officers, agents, (including outside legal counsel), directors, employees successors and assigns (the “Indemnified Parties”) from and against any and all losses, claims, damages, penalties, liabilities, fees (including, without limitation, any reasonable broker’s or finder’s fees), reasonable costs or expenses to which Lender, its officers, agents and employees, or any one or more of them, may become subject under any law, contract or agreement in connection with the carrying out of the transactions contemplated by this Agreement or any other Loan Document and (ii) to reimburse Lender, its officers, agents and employees for any and all reasonable out-of-pocket legal and other expenses (including reasonable attorneys’ fees and costs, whether incurred at trial, on appeal, in bankruptcy proceedings, or otherwise) incurred by Lender, its officers, agents and employees, or any one or more of them, in connection with investigating any such losses, claims, damages, penalties, liabilities, fees (including, without limitation, any broker’s or finder’s fees), reasonable costs or expenses or in connection with defending any actions relating thereto. Lender agrees, at the request and reasonable expense of Borrower, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses, which may be available to Lender.

(b)               Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents and in addition to the indemnification provided in Section 9.11, Borrower hereby agrees to indemnify and hold harmless Lender from and against any and all losses, claims, damages, penalties, liabilities, fees, reasonable costs or expenses (including reasonable legal fees, whether incurred at trial, on appeal, in bankruptcy proceedings or otherwise) directly or indirectly resulting from, due to or arising out of (i) any misrepresentation of information furnished to Lender by or on behalf of Borrower, (ii) any breach, violation, untruthfulness or inaccuracy of any representation or warranty of Borrower under any of the Loan Documents, or (iii) any breach or violation of or noncompliance with any covenant or agreement of  Borrower under any of the Loan Documents. Borrower’s liability under this Section 9.11 shall not be limited by any other provision of this Agreement.

(c)              The provisions of this Section 9.11 shall survive the payment of the Obligations and the termination of this Agreement.

9.12.Successors; Assigns.

This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns.  No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.  Borrower may not assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Lender.

9.13.Governing Law.

THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

9.14.Forum Selection; Consent to Jurisdiction.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK;  PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF NEW YORK AND THE COUNTY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  BORROWER AND LENDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.  BORROWER AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

9.15.Waiver of Jury Trial.

EACH OF BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

 [signature pages follow]

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

RESHAPE LIFESCIENCES INC., as Borrower By: /s/ Barton P. Bandy Name: Barton P. Bandy Title: Chief Executive Officer

ARMISTICE CAPITAL MASTER FUND LTD., as Lender By: /s/ Steven Boyd Name: Steven Boyd Title: CIO of Armistice Capital, LLC, the Investment Manager

ANNEX I

Addresses

ReShape Lifesciences Inc.

1001 Calle Amanecer

San Clemente, California 92673

Attention:        Bart Bandy, Chief Executive Officer Telephone:         949-429-6680

Armistice Capital Master Fund Ltd.,
510 Madison Avenue, 7th  Floor
New York, New York 10022
Attention:Daniel Radden
Telephone:(212) 231-4930

Address for Payments:

JPMorgan Chase Bank, N.A., New York
ABA: 021000021

Beneficiary: A/C No: 066001633

A/C Name: J.P. Morgan Securities LLC

For Credit to A/C Armistice Capital Master Fund Ltd.
A/C # 102-53544

I-1

Exhibit A

Form of Note

$

The undersigned ("Borrower"), for value received, promises to pay to Armistice Capital Master Fund Ltd. (the "Lender") the aggregate unpaid amount of all Loans made to Borrower by Lender pursuant to the Credit Agreement referred to below, such principal amount (which such amount may change over time pursuant to the Credit Agreement) to be payable on the dates set forth in the Credit Agreement.

Borrower further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of March 25, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms not otherwise defined herein are used herein as defined in the Credit Agreement), between Borrower and Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

RESHAPE LIFESCIENCES INC.

By:

Title:

A-1

Exhibit B

Form of Warrant

(see attached)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SERIES G COMMON STOCK PURCHASE WARRANT RESHAPE LIFESCIENCES INC.

Warrant Shares: 1,200,000	Initial Exercise Date: March 25, 2020

THIS SERIES G COMMON STOCK PURCHASE WARRANT (the “Warrant”)

certifies that, for value received, Armistice Capital Master Fund Ltd. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and until the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from ReShape Lifesciences Inc., a Delaware corporation (the “Company”), up to 1,200,000 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.[RESERVED]

Section 2.Exercise.

a)Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)Exercise Price. The aggregate exercise price per share of Common stock under this Warrant shall be the lesser of $3.70 or the average of the two lowest VWAPs for the Common Stock during the ten (10) Trading Days immediately prior to the date of Exercise, subject to adjustment hereunder (the “Exercise Price”).

c)Cashless Exercise. If at any time after the six-month anniversary of the Closing Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either

(y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the   close   of   “regular   trading   hours”   on   a   Trading   Day)   pursuant to

Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as mutually determined by the Company and the Holder, provided that, if the Company and the Holder are unable to agree upon the fair market value of such share of Common Stock, then the fair market value as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC

Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised  via  cashless  exercise  pursuant  to  this Section 2(c).

d)Mechanics of Exercise.

i.Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate or book-entry notation, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise,

(ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such

Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii.Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.Rescission Rights. If the Company fails to cause the Transfer Agent to  transmit  to  the  Holder  the  Warrant  Shares  pursuant  to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the  Warrant  Shares  in  accordance  with  the  provisions  of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of

$11,000 to cover a Buy-In with respect to an attempted exercise of shares of

Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided,  however, that in the event that Warrant Shares are to be issued in a name other than the name of the  Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for  same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)[RESERVED]

f)[RESERVED]

Section 3.Certain Adjustments.

a)Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of  Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)[RESERVED]

c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

d)Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution. To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

e)Fundamental Transaction. If, at any time while this Warrant is outstanding,

(i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) or Section 2(f) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) or Section 2(f) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided,  however, that, if the Fundamental Transaction is not within the Company's control, including not approved by the Company's Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the Remaining Day volatility, wherein “Remaining Day” shall be equal to the number of days remaining on the term of this Warrant on the date of the public announcement of the applicable Fundamental Transaction, obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the greater of (x) the last VWAP immediately prior  to  the  public  announcement  of  such  Fundamental  Transaction and

(y) the last VWAP immediately prior to the consummation of such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f)Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g)Notice to Holder.

i.Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4.Transfer of Warrant.

a)Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary,  the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to  compliance  with  Section 4(a), as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)[RESERVED]

e)Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.  Miscellaneous.

a)No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and

(iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be  deemed to limit in any way any right to serve process in any other manner permitted by law.

f)Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant [or the Exercise Agreement], if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i)Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

RESHAPE LIFESCIENCES INC.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

TO:RESHAPE LIFESCIENCES INC.

(1)The undersigned hereby elects to purchase                Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4)Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing
Entity:

Signature of Authorized
Signatory of Investing
Entity:

Name of
Authorized

Signatory:

Title of Authorized
Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Phone Number:
Email Address:
Dated: ,
Holder’s Signature:
Holder’s Address:

Exhibit C

Form of Registration Rights Agreement

(see attached)

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [        ]  [   ], 2020, between ReShape Life Sciences, Inc., a Delaware corporation (the “Company”), and the purchaser signatory hereto (the “Purchaser”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchaser (the “Purchase Agreement”).

The Company and the Purchaser hereby agrees as follows:

1.Definitions.

As used in this Agreement, the following terms shall have the following meanings: “Advice” shall have the meaning set forth in Section 6(d).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the later of (i) the 90th calendar day following the date hereof (or, in the event of a “full review” by the Commission, the 120th calendar day following the date hereof); provided,  however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 60th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” means the holder of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Shares,

(b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Purchase Agreement and the Warrants (in each case, without  giving effect  to  any limitations  on exercise set  forth in the Warrants) and

(d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization  or  similar  event  with  respect  to  the  foregoing;  provided,  however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of- sale restrictions and without current public information pursuant to Rule 144, as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the Holder.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set  forth  in  Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series G Warrants” means, collectively, the Series G Common Stock purchase warrants, which Warrants shall be exercisable immediately, subject to the Issuable Maximum, have an exercise price equal to $[_] per share (subject to adjustment as provided therein) and have a term of exercise equal to [ ].

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means EQ Shareowner Services (f/k/a Wells Fargo Shareowner Services), the current transfer agent of the Company, with a mailing address of 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120 and a facsimile number of 651-450-4078, and any successor transfer agent of the Company.

“Warrants” means, collectively, the Series G Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.Shelf Registration.

(a)On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by the Holder) substantially the “Plan of Distribution” attached hereto as Annex A;  provided,  however, that the Holder shall not be required to be named as an “underwriter” without the Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall immediately notify the Holder by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b)Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the Holder thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-3 or other appropriate form; provided,  however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Holder, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

b.Second, the Company shall reduce Registrable Securities represented by Warrant Shares underlying the Series G Warrants.

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to the Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d)If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holder is otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate Subscription Amount paid by the Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding anything to the contrary contained herein, no liquidated damages shall accrue as to any Registrable Securities that are subject to a cut- back pursuant to Section 2(c) (“Cut Back Shares”) until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any restrictions required by the Commission. From and after the date that such restrictions  are  terminated,  all  of  the  provisions  of  this Section 2(d) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Date and Effectiveness Date for the Registration Statement including such Cut Back Shares shall be based on the termination date of such restriction.

(e)If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(f)Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name the Holder or affiliate of the Holder as an  Underwriter without the prior written consent of the Holder.

3.Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Holder, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements  thereto to which the Holder shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holder have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holder has been so furnished copies of any related Prospectus or amendments or supplements thereto. The Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which the Holder receives draft materials in accordance with this Section.

(b)(i) Prepare and file with the Commission such amendments, including post- effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holder true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holder as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holder of not less than the number of such Registrable Securities.

(d)Notify the Holder of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the  statements therein, in light of the circumstances  under which they were made,  not  misleading,  and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued

availability of a Registration Statement or Prospectus; provided,  however, that in no  event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e)Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)Furnish to the Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g)Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)Prior to any resale of Registrable Securities by the Holder, use its commercially reasonable efforts to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process  in any such jurisdiction.

(i)If requested by the Holder, cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request.

(j)Upon the occurrence of any event contemplated by Section 3(d), as  promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holder shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(k)Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holder in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holder is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l)The Company shall use its best efforts to obtain and maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(m)The Company may require the Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because the Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to the Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to the Holder only, until such information is delivered to the Company.

4.Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of the Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holder.

5.Indemnification.

(a)Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein, or to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by the Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Holder and prior to the receipt by the Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by the Holder in accordance with Section 6(h).

(b)Indemnification by the Holder. The Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to the Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability ofa Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Holder in connection with any claim relating to this Section 5 and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue statement or omission) received by the Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of the Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Holder in connection with any claim relating to this Section 5 and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.Miscellaneous.

(a)Remedies. In the event of a breach by the Company or by the Holder of its obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c)[RESERVED]

(d)Discontinued Disposition. By its acquisition of Registrable Securities, the Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the  kind described in Section 3(d)(iii) through (vi), the Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(e)Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to the Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Holder requests to be registered; provided,  however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by the Holder.

(f)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g)Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h)Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(i)No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j)Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(l)Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RESHAPE LIFESCIENCES INC.

By:
Name:
Title:

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Annex A

Plan of Distribution

The Selling Stockholder (the “Selling Stockholder”) of the securities and any of its pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholder may use any one or more of the following methods when selling securities:

•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•an exchange distribution in accordance with the rules of the applicable exchange;

•privately negotiated transactions;

•settlement of short sales;

•in transactions through broker-dealers that agree with the Selling Stockholder to sell a specified number of such securities at a stipulated price per security;

•through the writing or settlement of options or other hedging transactions,

whether through an options exchange or otherwise;

•a combination of any such methods of sale; or

•any other method permitted pursuant to applicable law.

The Selling Stockholder may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholder (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholder may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholder and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholder without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholder or any other person. We will make copies of this prospectus available to the Selling Stockholder and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

RESHAPE LIFESCIENCES INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of ReShape Lifesciences Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.Name.

(a)Full Legal Name of Selling Stockholder

(b)Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

i

(c)Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact
Person:

3.Broker-Dealer Status:

(a)Are you a broker-dealer?

Yes ☐No ☐

(b)If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐No ☐

Note:If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)Are you an affiliate of a broker-dealer?

Yes ☐No ☐

(d)If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐No ☐

Note:If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

ii

4.Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:		Beneficial Owner:

iii

By:
Name:
Title:

PLEASE SEND A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: